Supplement dated April 12, 2019
to the Prospectuses and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectuses Dated	SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Limited Duration Credit Fund	5/1/2018	12/7/2018
Timothy Doubek, co-portfolio manager of the Fund, is on a medical leave of absence from Columbia Management Investment Advisers, LLC, and is currently anticipated to return in May 2019. Tom Murphy and Royce Wilson will continue to serve as co-portfolio managers of the Fund.
Shareholders should retain this Supplement for future reference.
S-6679-3 A (4/19)